SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2006

NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2006-MTA1

(Issuing Entity with respect to Notes)

NOVASTAR CERTIFICATES FINANCING CORPORATION

(Exact name of depositor and co-registrant as specified in its charter)

Delaware	333-131111-02	48-1194616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

NOVASTAR MORTGAGE FUNDING CORPORATION

(Exact name of sponsor and registrant as specified in its charter)

Delaware	333-131111	48-1195807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300 Kansas City, Missouri	64114
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (816) 237-7000

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

NovaStar Mortgage Funding Corporation and NovaStar Certificates Financing Corporation registered issuances of up to $4,145,350,000 principal amount of Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statement on Form S-3 (Registration File Nos. 333-131111 and 333-131111-02) (the “Registration Statement”). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2006-MTA1, issued on June 8, 2006, $1,182,600,000 in aggregate principal amount of its Home Equity Loan Asset-Backed Notes, Series 2006-MTA1, Class 1A-1, Class 2A-1A, Class 2A-1B, Class 2A-1-C, Class X, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 Notes, Class M-9 (the “Offered Notes”). Also issued, but not offered by NovaStar Mortgage Funding Trust, Series 2006-MTA1 was its Home Equity Loan Asset-Backed Notes, Series 2006-MTA1, Class M-10 Notes (and collectively with the Offered Notes, the “Notes”).

The Notes were issued pursuant to the Indenture, dated as of May 1, 2006 attached hereto as Exhibit 4.1, among NovaStar Mortgage Funding Trust, Series 2006-MTA1, as issuing entity (the “Issuing Entity”), JPMorgan Chase Bank, National Association, as indenture trustee (the “Indenture Trustee”), and J.P. Morgan Trust Company, National Association, as co-trustee (the “Co-Trustee”). The Notes represent beneficial ownership interests in a pool of mortgage related loans and certain related property. Also issued, but not offered by the Issuing Entity are the class C certificates and the trust certificates (the “Certificates”) evidencing the ownership interest in the Issuing Entity.

Item 9.01 - Financial Statements and Exhibits:

(a)	Financial Statements of Business Acquired:	None

(b)	Pro Forma Financial Information:	None

(c)	Exhibits:

	1.1	Underwriting Agreement, dated as of June 1, 2006, between NovaStar Mortgage, Inc., NovaStar Certificates Financing Corporation, NovaStar Financial, Inc. and Greenwich Capital Markets, Inc.

	4.1	Indenture, dated as of May 1, 2006, among the Issuing Entity, the Indenture Trustee, and the Co-Trustee.

	4.2	Amended and Restated Trust Agreement, dated as of June 8, 2006, among the Depositor and Wilmington Trust Company, as Owner Trustee.

	4.3	Assignment between the Depositor and the Sponsor.

	5.1	Opinion of Dewey Ballantine LLP with respect to legality.

	8.1	Opinion of Dewey Ballantine LLP with respect to tax matters.

	10.1	Sale and Servicing Agreement, dated as of May 1, 2006, among the Issuing Entity, the Depositor, the Seller, the Sponsor, the Servicer, the Custodian, the Indenture Trustee and the Co-Trustee. [To be filed by amendment]

	23.1	Consents of Dewey Ballantine LLP are included in its opinions filed as Exhibits 5.1 and 8.1 hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2006

NOVASTAR CERTIFICATES FINANCING CORPORATION

By:	/s/ Matt Kaltenrieder
Matt Kaltenrieder
Vice President

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Exhibit Index

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of June 1, 2006, between NovaStar Mortgage, Inc., NovaStar Certificates Financing Corporation, NovaStar Financial, Inc. and Greenwich Capital Markets, Inc.

Exhibit 4.1	Indenture, dated as of May 1, 2006, among the Issuing Entity, the Indenture Trustee, and the Co-Trustee.

Exhibit 4.2	Amended and Restated Trust Agreement, dated as of June 8, 2006, among the Depositor and the Owner Trustee.

Exhibit 4.3	Assignment between the Depositor and the Sponsor.

Exhibit 5.1	Opinion of Dewey Ballantine LLP with respect to legality.

Exhibit 8.1	Opinion of Dewey Ballantine LLP with respect to tax matters.

Exhibit 10.1	Sale and Servicing Agreement, dated as of May 1, 2006, among the Issuing Entity, the Depositor, the Seller, the Sponsor, the Servicer, the Custodian, the Indenture Trustee and the Co-Trustee. [To be filed by amendment]

Exhibit 23.1	Consents of Dewey Ballantine LLP are included in its opinions filed as Exhibits 5.1 and 8.1 hereto.

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